                                                                    EXHIBIT 4.1

NUMBER SHARES COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS

FLORIDA COASTLINE COMMUNITY GROUP, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                                                          CUSIP

THIS CERTIFIES THAT ___________________________________ is the record owner of
______________________________________________________________________________
FULLY PAID AND NON-ASSESSABLE SHARES WITH A PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF FLORIDA COASTLINE COMMUNITY GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal and the facsimile signatures of the duly authorized officers of the Corporation.

Dated: ______________________

[FLORIDA COASTLINE COMMUNITY GROUP, INC. SEAL]

/s/ James C. Merrill                             /s/ Hans C. Mueller
-----------------------                          -----------------------------
Secretary                                        President and Chief Executive
                                                 Officer

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE FLORIDA COASTLINE COMMUNITY GROUP, INC. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS OF EACH SUCH CLASS OF STOCK OR SERIES THEREOF. ANY SUCH REQUEST SHOULD BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR TO THE TRANSFER AGENT AND REGISTRAR.


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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                   UNIF GIFT MIN ACT - ...Custodian....
TEN ENT -- as tenants by the entireties                    (Cust) (Minor

JT TEN -- as joint tenants with right of          under Uniform Gifts to minors
               survivorship and not as tenants    Act..........................
         in common                                (State)


Additional abbreviations may also be used though not in the above list. For value received, _________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE [                             ]
________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF
ASSIGNEE)
________________________________________________________________________________

_________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_____________________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________________

NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

________________________________________________________________________________

SIGNATURE(S) GUARANTEED: [THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.